                                                                     EXHIBIT (s)

                                POWER OF ATTORNEY

      I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser, hereby constitute and appoint John F. Cogan, Jr., Osbert M. Hood, Dorothy E. Bourassa, John Carey and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by any of the investment companies listed in Annex A or any investment company for which Pioneer Investment Management, Inc or any of its affiliates acts as investment adviser in the future (each a "Trust") of which I am now or am on the date of such filing a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

      IN WITNESS WHEREOF, I have hereunder set my hand on this 3rd day of January, 2005.


/s/ Mary K. Bush                                              /s/ David R. Bock
-----------------------------------------------------         --------------------------------------------
Mary K. Bush                                                  David R. Bock

/s/ John F. Cogan, Jr.                                        /s/ Margaret B.W. Graham
-----------------------------------------------------         --------------------------------------------
John F. Cogan, Jr                                             Margaret B.W. Graham

/s/ Osbert M. Hood                                            /s/ Marguerite A. Piret
-----------------------------------------------------         --------------------------------------------
Osbert M. Hood                                                Marguerite A. Piret

/s/ Stephen K. West                                           /s/ John Winthrop
-----------------------------------------------------         --------------------------------------------
Stephen K. West                                               John Winthrop

/s/ Vincent Nave
----------------------------------------------------
Vincent Nave

                                POWER OF ATTORNEY
                                     ANNEX A

Pioneer AllWeather Fund LLC
Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Money Market Trust
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Floating Rate Trust
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer High Income Trust
Pioneer Ibbotson Asset Allocation Trust
Pioneer Independence Plans
Pioneer Independence Fund
Pioneer Indo-Asia Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Growth & Income Fund
Pioneer International Value Fund
Pioneer Large Cap Value Fund
Pioneer Large Cap Growth Fund
Pioneer Limited Maturity Bond Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Municipal High Income Advantage Trust
Pioneer Municipal High Income Trust
Pioneer Protected Principal Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Select Value Fund
Pioneer Series Trust I
Pioneer Series Trust II
Pioneer Series Trust III
Pioneer Short Term Income Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Advantaged Balanced Trust
Pioneer Tax Free Income Fund
Pioneer Tax Qualified Dividend Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust